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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): AUGUST 10, 2004



                            PRIDE INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                                 1-13289                              76-0069030
(State or other jurisdiction              (Commission File Number)                   (I.R.S. Employer
      of incorporation)                                                             Identification No.)



                  5847 SAN FELIPE, SUITE 3300
                        HOUSTON, TEXAS                                            77057
           (Address of principal executive offices)                            (Zip Code)



       Registrant's telephone number, including area code: (713) 789-1400




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ITEM 5.  OTHER EVENTS

         In January 2004, we reorganized our reporting segments to achieve a more rational geographic distribution and to establish better defined lines of accountability and responsibility for the sectors of our business. We now have six principal segments: Eastern Hemisphere, which comprises our offshore and land drilling activity in Europe, Africa, the Middle East, Southeast Asia, Russia and Kazakhstan; Western Hemisphere, which comprises our offshore drilling activity in Latin America, currently Brazil, Mexico and Venezuela; U.S. Gulf of Mexico, which comprises our U.S. offshore platform and jackup rig fleets; Latin America Land; E&P Services; and Technical Services. Our previous reporting segments consisted of: Gulf of Mexico, which included our offshore drilling activity in the U.S. and Mexican sectors of the Gulf of Mexico; International Offshore, which included our offshore activity in West Africa, South America and other international areas; International Land, which included our land-based activity in Latin America and other international areas; E&P Services; and Technical Services.

         The segment information in note 15 of the notes to consolidated financial statements filed as exhibit 99.1 to this current report sets forth our restated consolidated financial information by segment for each of the years in the three-year period ended December 31, 2003 corresponding to our change in reporting segments. The restatement, in general, reclassifies our revenues, costs of services and sales, assets and other items to our new reporting segments, but does not affect our consolidated revenues, net income, earnings from operations or cash flows.

         We also have filed as exhibit 99.2 certain historical information from "Management's Discussion and Analysis of Financial Condition and Results of Operations - Segment Overview" in our annual report on Form 10-K for the year ended December 31, 2003 with respect to our new Eastern Hemisphere, Western Hemisphere, U.S. Gulf of Mexico and Latin America Land segments. For additional information about our segments, including current status of the rigs and our outlook for the remainder of 2004, please see "Management's Discussion and Analysis of Financial Condition and Results of Operations - Segment Review" in our quarterly report on Form 10-Q for the quarter ended June 30, 2004.

         We incorporate by reference in this Item 5 the information set forth in exhibits 99.1 and 99.2.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits:

         23       Consent of PricewaterhouseCoopers LLP

         99.1     Financial Statements

         99.2     Segment Overview


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          PRIDE INTERNATIONAL, INC.


                                          By: /s/ Douglas G. Smith
                                             -----------------------------------
                                             Douglas G. Smith
                                             Vice President, Controller and
                                             Chief Accounting Officer


Date: August 10, 2004


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                                  EXHIBIT INDEX


NO.               DESCRIPTION
---               -----------

23                Consent of PricewaterhouseCoopers LLP

99.1              Financial Statements

99.2              Segment Overview


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